UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2010

CORELOGIC, INC.

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-13585	95-1068610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 First American Way, Santa Ana, California	92707
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (714) 250-6400

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Separation and Reincorporation, the Internet website address for disclosure of information required by Item 5.05 of Form 8-K will change to the Investor section of the Company’s new website at http://www.corelogic.com under the heading “Corporate Governance”.

Item 7.01	Regulation FD Disclosure.

Upon the effectiveness of the Reincorporation, the Company’s CUSIP number changed to 21871D103.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CORELOGIC, INC.

Date: June 1, 2010	By:	/s/ Stergios Theologides
	Name:	Stergios Theologides
	Title:	Senior Vice President, General Counsel and Secretary